                              FOURTH AMENDMENT TO
                     SECOND AMENDED AND RESTATED AGREEMENT
                           OF LIMITED PARTNERSHIP OF
                               WEEKS REALTY, L.P.


     THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF WEEKS REALTY, L.P. (the "Fourth Amendment"), dated as of August 1, 1997, is entered into by Weeks GP Holdings, Inc., as general partner (the "General Partner") of Weeks Realty, L.P. (the "Partnership"), for itself and on behalf of the Limited Partners of the Partnership.

                                    RECITALS
                                    --------

     WHEREAS, on the date hereof, Harold S. Lichtin Family Limited Partnership, a North Carolina limited partnership (the "Family Partnership"), has acquired 119,293 Partnership Units from Perimeter Park West Associates Limited Partnership, a North Carolina limited partnership; 15,380 Partnership Units from Regency Forest, LLC, a North Carolina limited liability company; 243,217 Partnership Units from Harold S. Lichtin, an individual resident of North Carolina; and 1,228 Partnership Units from Noel A. Lichtin, an individual resident of North Carolina;

     WHEREAS, the Family Partnership has agreed pursuant to that certain Agreement of Substitution dated as of the date hereof to be bound by all of the terms, conditions and other provisions of the Second Amended and Restated Agreement of Limited Partnership of the Partnership, as amended (the "Partnership Agreement"); and

     WHEREAS, pursuant to the Partnership Agreement (including, without limitation, Section 9.2 and Section 15.7(b)(ii) thereof), the General Partner is authorized (without the consent of any Limited Partner) to admit such substituted Limited Partners to the Partnership as are determined by the General Partner to be appropriate.

     NOW THEREFORE, in consideration of the premises and for good and valuable consideration, the General Partner hereby amends the Partnership Agreement to add the Family Partnership as a substituted Limited Partner of the Partnership on the terms and conditions set forth in the Partnership Agreement. The Percentage Interests of all of the Partners have been revised and are as set forth on Exhibit A attached hereto.
         ---------

     All capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Partnership Agreement. Except as modified herein, all covenants, terms and conditions of the Partnership Agreement shall remain in full force and effect, which covenants, terms and conditions the General Partner hereby ratifies and affirms.

     IN WITNESS WHEREOF, the undersigned has executed this Fourth Amendment as of the 1st day of August, 1997.


                                    WEEKS GP HOLDINGS, INC.


                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:

                                                                       Exhibit A
                                                                       ---------

                     PARTNERSHIP UNITS/PERCENTAGE INTERESTS
                                  All Partners

Partner                                            Units       Percentage Interest
-------                                         -----------    -------------------

Weeks GP Holdings, Inc.                            237,503            1.041%
Weeks LP Holdings, Inc.                         17,446,123           76.434%
NWI Warehouse Group, L.P.                        1,833,749            8.034%
A. Ray Weeks, Jr.                                  614,079            2.690%
John P. Weeks                                      239,791            1.051%
Marsha L. Weeks                                    228,047            0.999%
Trust U/W/1/                                       212,663            0.932%
Patricia L. Weeks                                  206,607            0.905%
Deborah Weeks Felker                               198,339            0.869%
Trust B/2/                                         187,492            0.821%
Weeks Horizon Corp.                                116,012            0.508%
Oakdale Land Management, Inc.                      110,493            0.484%
Weeks Hillside Corp.                                78,145            0.342%
Thomas D. Senkbeil                                  52,817            0.231%
Weeks Southridge Corp.                              42,993            0.188%
Forrest W. Robinson                                 28,877            0.127%
Harry T. Weeks                                      27,535            0.121%
Louis C. Robinson                                   20,016            0.088%
Buckley & Company Real Estate, Inc.                 20,000            0.088%
HV, Inc.                                            17,074            0.075%
Clyde H. Duckett                                     5,627            0.025%
John C. Atwell                                       5,627            0.025%
Robert G. Cutlip                                     5,138            0.023%
Klay W. Simpson                                      4,110            0.018%
Helen B. Weeks                                     163,048            0.714%
Mark W. Flowers                                      1,541            0.007%

-----------
/1/ A. R. Weeks, Jr., as Trustee U/W of Alvin Ray Weeks dated March 1, 1983, f/b/o Marsha Lee Weeks, A. R. Weeks, Jr., Deborah Weeks Felker, Patricia Louise Weeks and John Phillip Weeks.
/2/ Harry T. Weeks, A. R. Weeks, Jr., and Martha Patterson Weeks as Trustees under Trust Agreement dated 10/27/76, as amended, f/b/o Marsha Lee Weeks,
       A. R. Weeks, Jr., Deborah Weeks Felker, Patricia Louise Weeks and John Phillip Weeks.


Partner                                            Units       Percentage Interest
-------                                         -----------    -------------------
Weeks Management Corp.                               1,142            0.005%
RTF Management Corp.                                   257            0.001%
Marie Antoinette Robertson                         267,132            1.170%
Harold S. Lichtin                                   20,024            0.088%
Perimeter Park West Associates
  Limited Partnership                               64,689            0.283%
Amy R. Ehrman                                        2,053            0.009%
Roland G. Robertson                                  2,053            0.009%
Roderick Duncan                                      2,928            0.013%
Timothy Nicholls                                     1,757            0.008%
James McCabe                                            39            0.000%
Anne Broaddus                                        1,561            0.007%
Regency Forest LLC                                  15,380            0.067%
Harold S. Lichtin Family Limited Partnership       342,569            1.501%
                                                 ----------         --------
  Total                                          22,825,030         100.000%
                                                 ==========         ========

-----------